UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

CO-DIAGNOSTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

CO-DIAGNOSTICS, INC.

2401 S. Foothill Drive, Suite D

Salt Lake City, Utah 84109

(801) 438-1036

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held at 9:00 A.M. (Mountain Time) on Friday, December 5, 2025

Notice is hereby given that Co-Diagnostics, Inc. (the ‘Company’) will hold a Special Meeting of Shareholders (the ‘Special Meeting’) for the following purpose:

1.	To approve an amendment to the Company’s Articles of Incorporation to effect a reverse stock split of the Company’s issued and outstanding shares of common stock, at a ratio of not less than 1-for-2 and not greater than 1-for-30, such final ratio to be determined by our Board at any time within twelve months, without further approval or authorization of our shareholders (the “Reverse Stock Split”), as described in the accompanying proxy statement.

Only shareholders of record at the close of business on October 29, 2025 (the “Record Date”) will be entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof. A list of shareholders entitled to vote will be available for examination at the Company’s principal executive offices for ten days prior to the meeting, as required under Utah Code §16-10a-720.

Whether or not you plan to attend the meeting, please promptly vote your shares by Internet, by telephone, or by signing, dating, and returning the enclosed proxy card so that your shares will be represented at the meeting.

You may revoke your proxy at any time prior to the Special Meeting. If you attend the Special Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Special Meeting will be counted. If your shares are held in the name of a bank, broker, or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record in order to be able to vote in person at the Special Meeting.

Details regarding admission to the meeting and the business to be conducted at the meeting are more fully described in this Notice of Special Meeting of Shareholders and accompanying proxy statement.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

The proxy statement accompanying this notice provides a more complete description of the business to be conducted at the Special Meeting. We encourage you to read the proxy statement carefully and in its entirety.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Dwight H. Egan
Chairman of the Board and Chief Executive Officer

Salt Lake City, Utah
November 11, 2025

This Notice of Special Meeting of Shareholders, proxy statement and form of proxy are first being mailed to shareholders on or about November 11, 2025.

Important Notice Regarding the Availability of Proxy Materials for the Co-Diagnostics, Inc. Special Meeting of Shareholders to be Held December 5, 2025: The notice of Special Meeting of shareholders and Proxy Statement are available at www.proxyvote.com, and on the Investor Relations portion of our web site at https://codiagnostics.com/investors/.

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2401 S. Foothill Drive, Suite D

Salt Lake City, Utah 84109

(801) 438-1036

PROXY STATEMENT FOR SPECIAL MEETING OF SHAREHOLDERS

This proxy statement (this “Proxy Statement”) is being furnished to holders of common stock, $0.001 par value per share, of Co-Diagnostics, Inc. (“Co-Diagnostics,” “the Company,” “we,” “our,” and “us”) of record as of the close of business on October 29, 2025 (the “Record Date”) in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board of Directors” or the “Board”) to be used at the 2025 Special Meeting of Shareholders (the “Special Meeting”) to be held on December 5, 2025 at 9:00 A.M. (Mountain Time) at the Company’s offices located at 2401 S. Foothill Dr, Ste. D, SLC, Utah 84109 or at any postponement or adjournment thereof. You are invited to attend the Special Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Special Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card if you received paper copies of the proxy materials or follow the instructions below to submit your proxy over the Internet.

Pursuant to Utah Code § 16-10a-720, the Company will make a shareholders’ list available for inspection upon request at the Company’s principal office at 2401 S. Foothill Drive, Suite D, Salt Lake City, Utah 84109, Attn: Brian Brown, by any stockholder as of the Record Date or such stockholder’s agent or attorney, beginning November 13, 2025, (two business days after notice of the meeting is given) continuing through the Special Meeting and any meeting adjournments thereof.

Our Board is asking you to vote your shares by completing, signing and returning the accompanying proxy card. If you attend the Special Meeting in person, you may vote at the Special Meeting even if you have previously returned a proxy card. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Special Meeting, you must obtain a proxy issued in your name from that record holder as described in more detail below.

Please read this Proxy Statement carefully then vote your shares promptly by telephone, by Internet or by signing, dating and returning your proxy card.

QUESTIONS AND ANSWERS ABOUT

THE PROXY MATERIALS AND THE SPECIAL MEETING

What is the purpose of the Special Meeting?

The Special Meeting is being held for the purpose of obtaining stockholder approval for the following proposal (the “Proposal”):

1.	To approve an amendment to the Company’s Articles of Incorporation to effect a reverse stock split of the Company’s issued and outstanding shares of common stock, at a ratio of not less than 1-for-2 and not greater than 1-for-30, such final ratio to be determined by our Board at any time within twelve months, without further approval or authorization of our shareholders (the “Reverse Stock Split”), as described in the accompanying proxy statement.

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Who is entitled to vote?

Only our shareholders of record at the close of business on the Record Date for the meeting, October 29, 2025, are entitled to vote at the Special Meeting. As of the close of business on October 29, 2025, we had 60,892,582 shares of common stock issued and outstanding.

How many votes do I have?

Each share of our common stock that the stockholder owns as of October 29, 2025, entitles the stockholder to one vote on the Proposal and any other matter that might properly come before the Special Meeting or any adjournment thereof.

Can I access the proxy materials electronically?

Yes. This Proxy Statement and the accompanying Special Report are available online at www.proxyvote.com, the Company’s website https://codiagnostics.com/investors and on the SEC’s website at www.sec.gov.

How can I attend the Special Meeting?

The Special Meeting will be held at our offices located at 2401 S. Foothill Dr, Ste. D, SLC, Utah 84109. Only shareholders of record as of October 29, 2025, or their duly appointed proxies, may attend the Special Meeting. Each shareholder may be asked to present valid picture identification, such as a driver’s license or passport. If you hold your shares through a broker or other nominee, you must bring a copy of a brokerage statement reflecting your stock ownership as of the Record Date. All shareholders must check in at the registration desk at the Special Meeting.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, VStock Transfer, you are considered the stockholder of record with respect to those shares, and we sent a Notice of Special Meeting and a printed set of the proxy materials, together with a proxy card, directly to you.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a broker, bank or other nominee, then you are the beneficial owner of those shares held in “street name,” and a Notice of Special Meeting and a set of the proxy materials, together with a voting instruction form, was forwarded to you by your broker, bank or other nominee who is considered the stockholder of record with respect to those shares. As a beneficial owner, you have the right to instruct your broker, bank or other nominee on how to vote the shares held in your account by following the instructions in the Notice of Special Meeting and the voting instruction form you received.

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How can I vote my shares?

The process for voting your shares depends on how your shares are held. Generally, as discussed above, you may hold shares as a “record holder” (that is, in your own name) or in “street name” (that is, through a nominee, such as a broker or bank). As explained above, if you hold shares in “street name,” you are considered to be the “beneficial owner” of those shares.

Voting by Record Holders. If you are a record holder, you may vote by proxy prior to the Special Meeting or you may vote during the Special Meeting in person. If you are a record holder and would like to vote your shares by proxy prior to the Special Meeting, you have four ways to vote:

1.	By phone: 1-800-690-6903;

2.	By Internet: go to www.proxyvote.com or scan the QR Barcode on your proxy card;

3.	Vote by Mail: Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717; or

4.	In person: If you are a Record Holder you may vote your shares in person.

Please note that Internet proxy voting will close at 11:59 P.M. (Eastern Standard Time) on December 4, 2025. If you received a proxy card in the mail and wish to vote by completing and returning the proxy card via mail, please note that your completed proxy card must be received before the polls close for voting at the Special Meeting.

Voting by beneficial owners of shares held in “street name.” If your shares are held in the name of a bank, broker or other holder of record (also known as “street name”), you have the right to direct your bank, broker or other nominee on how to vote your shares by using the voting instruction form provided to you by them, or by following their instructions for voting through the internet or by telephone. In order for your shares to be voted on all matters presented at the meeting, we urge all shareholders whose shares are held in street name by a bank, brokerage firm or other nominee to provide voting instructions to such record holder. You may vote shares held through your broker in person at the Special Meeting only if you obtain a valid proxy from your broker giving you the legal right to vote the shares at the Special Meeting.

How are proxies voted?

All shares represented by valid proxies received prior to the Special Meeting will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the stockholder’s instructions.

What happens if I do not give specific voting instructions?

Shareholders of Record. If you are a stockholder of record and you sign and return a proxy card without giving specific voting instructions or you indicate when voting in person, on the Internet, by fax or by e-mail that you wish to vote as recommended by the Board, then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Special Meeting.

Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name and do not attend and vote at the Special Meeting or provide the broker, bank or other nominee that holds your shares with specific voting instructions, then the broker, bank or other nominee that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If the broker, bank or other nominee that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the broker, bank or other nominee that holds your shares will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Co-Diagnostics or to third parties, except: (1) as necessary to meet applicable legal requirements; (2) to allow for the tabulation of votes and certification of the vote; and (3) to facilitate a successful proxy solicitation. Occasionally, shareholders provide written comments on their proxy card, which are then forwarded to our management.

Is the Proposal considered ‘‘routine’’ or ‘‘non-routine’’?

We believe that under applicable rules, the Proposal is considered a routine matter for which brokerage firms may vote shares that are held in the name of brokerage firms, and which are not voted by the applicable beneficial owners. Accordingly, if you do not instruct your broker or nominee to vote your shares, the broker or other nominee may either (a) vote your shares on routine matters, or (b) leave your shares unvoted altogether. If the Proposal is treated as a routine matter as expected, we do not expect to receive any broker non-votes with respect to the Proposal.

Can I change my vote or revoke my proxy after I return my proxy card or vote online?

Any proxy may be revoked at any time before it is exercised by filing an instrument revoking it with the Company’s Secretary or by submitting a duly executed proxy bearing a later date prior to the time of the Special Meeting. Shareholders who have voted by proxy over the Internet, by fax or by e-mail or have executed and returned a proxy and who then attend the Special Meeting and desire to vote in person are requested to notify the Secretary in writing prior to the time of the Special Meeting. We request that all such written notices of revocation to the Company be addressed to the Secretary of the Company prior to the Special Meeting at 2401 S. Foothill Drive, Suite D, Salt Lake City, Utah 84109. Shareholders may also revoke their proxy by entering a new vote over the Internet, by fax, or by e-mail.

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What constitutes a quorum and effect of Broker non-votes?

The presence at the Special Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of stock entitled to vote at the Special Meeting will constitute a quorum at the Special Meeting for the transaction of any business. If a quorum is established, each stockholder entitled to vote at the Special Meeting will be entitled to one vote, in person or by proxy, for each share of stock entitled to vote held by such stockholder as of the close of business on the Record Date.

Broker non-votes occur when shares held by a broker for a beneficial owner are not voted either because (i) the broker did not receive voting instructions from the beneficial owner or (ii) the broker lacked discretionary authority to vote the shares. Abstentions occur when shares present at the Special Meeting are marked “abstain.” A broker is entitled to vote shares held for a beneficial owner on “routine” matters, without instructions from the beneficial owner of those shares. We believe the Proposal is a routine matter. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on “non-routine” matters. Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present but have no effect on the outcome of the matters voted upon except where brokers can exercise discretion on “routine” matters. Accordingly, we encourage you to provide voting instructions to your broker, whether or not you plan to attend the Special Meeting.

How are abstentions counted?

If you return a proxy card that indicates an abstention from voting on all matters, the shares represented will be counted for the purpose of determining the presence of a quorum.

The affirmative vote of the holders of shares of Common Stock representing a majority of the votes cast on the matter is required for Proposal No. 1. Broker non-votes (if any) and abstentions will not be counted as votes cast on the matter and will have no effect on the outcome of this proposal.

What are the Board of Directors’ recommendations?

The Board of Directors recommends that you vote “FOR” Proposal 1.

What vote is required to approve the Proposal?

Proposal 1 requires the affirmative vote of a majority of votes cast.

Will abstentions and broker non-votes have an impact on the proposals contained in this Proxy Statement?

Abstentions and broker non-votes will be counted to determine whether there is a quorum present at the Special Meeting but will not be considered votes cast for voting purposes and thus will have no effect on any of the proposals to be presented at the Special Meeting.

Are dissenters’ rights available with respect to any of the proposals?

Dissenters’ rights are not available with respect to any of the proposals to be voted on at the Special Meeting.

Where can I find the voting results of the Special Meeting?

We intend to announce preliminary voting results at the Special Meeting and disclose final results in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC” or the “Commission”) within four business days after the Special Meeting.

Who pays the cost for soliciting proxies by the Board of Directors?

We will bear the cost of soliciting proxies, including the cost of preparing, printing and mailing the materials in connection with the solicitation of proxies. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of our common stock. In addition to solicitations by mail, our officers and regular employees may, without being additionally compensated, solicit proxies personally and by mail, telephone, facsimile or electronic communication.

If you have any questions or need assistance voting your shares, please call our proxy solicitor, Campaign Management:

Strategic Stockholder Advisor and Proxy Solicitation Agent

15 West 38th Street, Suite #747, New York, New York 10018

North American Toll-Free Phone:

1-888-725-4553

Email: info@campaign-mgmt.com

Call Collect Outside North America: +1 (212) 632-8422

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PROPOSAL NO. 1

APPROVAL OF REVERSE STOCK SPLIT AUTHORIZATION

Overview

On October 31, 2025, the Company’s Board unanimously approved, and declared the advisability of, subject to stockholder approval, an amendment to our Charter to effect, at the discretion of our Board, a reverse stock split of all of our outstanding shares of Common Stock (the “Reverse Split”) by combining outstanding shares of our Common Stock into a lesser number of outstanding shares of Common Stock at a ratio of not less than 1-for-2 and not greater than 1-for-30 at any time within twelve months from the date that stockholder approval is obtained, if ever, with the exact ratio to be set within this range by our Board, at its sole discretion without further stockholder approval (the “Reverse Split Authorization”). The Board may alternatively elect to abandon such proposed amendment and not effect the Reverse Split authorized by our shareholders, in its sole discretion. Upon the effectiveness of the amendment to our Charter effecting the Reverse Split, the outstanding shares of our Common Stock will be reclassified and combined into a lesser number of shares such that one share of our Common Stock will be issued for a specified number of shares of Common Stock outstanding as of the date of the Reverse Split in accordance with the specific ratio determined by the Board, as described herein. The proposed amendment to our Charter to effect the Reverse Split, as more fully described below, will effect the Reverse Split but will not change the number of shares of Common Stock or preferred stock authorized for issuance under our Charter, or the par value of our Common Stock or preferred stock. As of the date of this Proxy Statement, other than as described elsewhere in this Proxy Statement, there are no definitive plans, arrangements, agreements or understandings for the issuance of the additional authorized but unissued shares of Common Stock that would be created by the Reverse Split, if implemented.

If this Proposal is approved by our shareholders as proposed, our Board would have the sole discretion to effect the Reverse Split at any time within twelve months from the date that stockholder approval is obtained, if ever, and to fix the specific ratio for the Reverse Split, provided that the ratio would be not less than 1-for-2 and not greater than 1-for-30. We believe that enabling our Board to fix the specific ratio of the Reverse Split within the stated range will provide us with the flexibility to implement the Reverse Split in a manner designed to maximize the anticipated benefits for our shareholders. The determination of the ratio of the Reverse Split will be based on a number of factors, described further below under the heading “Criteria to be Used for Decision to Apply the Reverse Split.”

As discussed in additional detail below, one of the main purposes of effectuating the Reverse Split is to satisfy the $1.00 minimum bid price requirement, as set forth in Nasdaq Listing Rule 5550(a)(2), for continued listing on the Nasdaq Capital Market (“Nasdaq”). As previously disclosed in the Current Report on Form 8-K filed January 10, 2025, the Company received a deficiency notice on January 10, 2025, from the Listing Qualifications Department of Nasdaq notifying the Company that, for the preceding 30 consecutive business days, the closing bid price for the Company’s Common Stock was trading below the minimum $1.00 per share requirement for continued inclusion on The Nasdaq Capital Market, pursuant to Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Requirement”). The Company was provided a period of 180 calendar days, or until July 9, 2025 (the “Compliance Date”), to regain compliance with Listing Rule 5550(a)(2). The Company failed to regain compliance by that date. Subsequently, on July 10, 2025, we received notification from the NASDAQ Stock Market providing the Company with an additional 180-day grace period, until January 5, 2026, to regain compliance with NASDAQ’s $1.00 minimum bid requirement. The Company must regain compliance with the $1.00 minimum bid price requirement under Nasdaq Listing Rule 5550(a)(2) by January 5, 2026 to preserve its Nasdaq Capital Market listing. No alternative remedy (e.g., appeal, transfer to OTCQB) would preserve our Nasdaq Capital Market listing as efficiently. Given the current price of our Common Stock on the Nasdaq Capital Market, we expect that we will implement the Reverse Split shortly after receiving stockholder approval thereof in order to regain compliance with Nasdaq’s minimum bid price requirement. If shareholders do not approve this Proposal, we will not be able to implement a Reverse Split and our Common Stock will likely be delisted from Nasdaq.

In light of the recent closing prices of our Common Stock on the Nasdaq Capital Market, volatility of our stock price, changing conditions in the capital markets, the extended time frame in which the Reverse Split decision may be made and other factors relevant to the timing and extent of the Reverse Split, the Board believes that stockholder approval of a range of reverse split ratios from 1-for-2 to 1-for-30 is in the best interests of the Company and its shareholders.

The Reverse Split, if approved by our shareholders, would become effective upon the filing of an amendment to our Charter with the Division of Corporations for the State of Utah, or at the later time set forth in such amendment. A copy of the proposed Articles of Amendment to our Charter to effect the Reverse Split is attached hereto as Attachment A, and we urge you to read Attachment A in its entirety before casting your vote. The exact timing of the amendment will be determined by our Board based on its evaluation as to when such action will be the most advantageous to us and our shareholders but will not occur after twelve months from the date that stockholder approval is obtained, if ever. In addition, our Board reserves the right, notwithstanding stockholder approval and without further action by our shareholders, to abandon the amendment and the Reverse Split if, at any time prior to the effectiveness of the filing of the amendment with the Division of Corporations for the State of Utah, our Board, in its sole discretion, determines that it is no longer necessary or in our best interest and the best interests of our shareholders to proceed.

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In evaluating the Reverse Split, our Board also took into consideration negative factors associated with reverse stock splits. These factors include the negative perception of reverse stock splits held by many investors, analysts and other stock market participants, as well as the fact that the stock price of some companies that have effected reverse stock splits has subsequently declined back to pre-reverse stock split levels. Our Board, however, determined that these potential negative factors were significantly outweighed by the potential benefits, including, chiefly, maintaining a Nasdaq listing, and believes that increasing the per share market price of our Common Stock as a result of the Reverse Split may encourage greater interest in our Common Stock and enhance the acceptability and marketability of our Common Stock to the financial community and investing public as well as promote greater liquidity for our shareholders.

Criteria to be Used for Decision to Apply the Reverse Split

If our shareholders approve the Reverse Split Authorization, our Board will be authorized to proceed with implementing the Reverse Split. In determining whether to proceed with the Reverse Split and setting the exact ratio of the split, our Board will consider a number of factors, including existing and expected marketability and liquidity of our Common Stock, prevailing market conditions, the Nasdaq listing requirements, the likely effect on the market price of our Common Stock, and our capitalization (including the number of shares of Common Stock issued and outstanding). Notwithstanding approval of the Reverse Split Authorization by our shareholders, the Board may, in its sole discretion, abandon the proposed amendment and determine prior to the effectiveness of any filing with the Utah Division of Corporations not to effectuate the Reverse Split. If the Board fails to implement the Reverse Split before twelve months from the date that stockholder approval is obtained, if ever, further stockholder approval would be required prior to implementing any reverse stock split.

Effect of the Reverse Split

The Reverse Split, if approved by our shareholders and implemented by our Board, will be effected simultaneously for all outstanding shares of our Common Stock. The Reverse Split will affect all of our shareholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except to the extent that the Reverse Split results in any of our shareholders owning a fractional share. The Reverse Split will not change the terms of our Common Stock and will not change the number of shares of capital stock authorized for issuance under our Charter. After the Reverse Split, the shares of Common Stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the Common Stock now authorized, which is not entitled to preemptive or subscription rights, and is not subject to conversion, redemption or sinking fund provisions. The post-Reverse Split Common Stock will remain fully paid and non-assessable. The Reverse Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Following the Reverse Split, we will continue to be subject to the periodic reporting requirements of the Exchange Act. After the Reverse Split, if implemented in accordance with Nasdaq rules, our Common Stock will continue to be listed on the Nasdaq Capital Market under the symbol “CODX.”

As of the effective time of the Reverse Split, we will proportionately reduce the number of shares of Common Stock reserved for issuance under all outstanding options, restricted stock units, warrants, and other rights to acquire our Common Stock, and we will proportionately increase the exercise or conversion price of those securities. In addition, as of the effective time of the Reverse Split, we will adjust and proportionately decrease the total number of shares of our Common Stock that may be the subject of future grants under our 2015 Equity Incentive Plan (the “2015 Plan”) and our 2025 Equity Incentive Plan (the “2025 Plan”).

Assuming reverse stock split ratios of 1-for-2, 1-for-10, 1-for-20, and 1-for-30, which reflect the low and high end of the range that our shareholders are being asked to approve, the following table, which is provided for illustrative purposes only, sets forth approximate information regarding (i) the number of shares of Common Stock that would be authorized for issuance under our Charter, (ii) the number of shares of our Common Stock that would be issued and outstanding, (iii) the number of shares of our Common Stock that would be reserved for issuance pursuant to outstanding equity awards under our 2015 Plan, (iii) the number of shares of Common Stock reserved for issuance upon exercise of outstanding warrants, and (iv) the per share price of our Common Stock, based on the closing price of our Common Stock on October 29, 2025 ($0.4937 per share), each giving effect to the Reverse Split without taking into account the treatment of fractional shares and based on securities outstanding as of October 29, 2025.

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			Common Stock and Equivalents Outstanding Assuming Certain Reverse Stock Split Ratios
	Common Stock and Equivalents Outstanding Prior to Reverse Split	Percent of Total	1-for-2		1-for-10		1-for-20		1-for-30
Shares of common stock authorized for issuance	100,000,000		100,000,000		100,000,000		100,000,000		100,000,000
Common stock outstanding	60,892,582	91.23%	30,446,291		6,089,258		3,044,629		2,029,753
Common stock underlying warrants	465,000	0.70%	232,500		46,500		23,250		15,500
Common stock underlying options and RSUs	5,391,907	8.08%	2,695,954		539,191		269,595		179,730
Total common stock and equivalents	66,749,489		33,374,745		6,674,949		3,337,474		2,224,983
Common stock available for future issuance	33,250,511		66,625,256		93,325,051		96,662,526		97,775,017
Price per share, based on the closing price of our common stock on November 5, 2025	$0.3921		$0.78	(1)	$3.92	(1)	$7.84	(1)	$11.76	(1)

(1)	Per-share prices are illustrative only and not predictions of future trading prices.

If this Proposal is approved and our Board elects to effect the Reverse Split, the number of outstanding shares of Common Stock will be reduced in proportion to the ratio of the split chosen by our Board. Accordingly, if the Reverse Split is effected, the number of authorized shares of Common Stock available for issuance under our Charter will effectively be proportionally increased relative to the number of outstanding shares post-Reverse Split.

Additionally, if this Proposal is approved and our Board elects to effect the Reverse Split, we would communicate to the public, prior to the effective date of the Reverse Split, additional details regarding the Reverse Split, including the specific ratio selected by our Board. If the Board does not implement the Reverse Split within twelve months from the date that stockholder approval is obtained, if ever, the authority granted in this Proposal to implement the Reverse Split will automatically terminate.

After the effective date of the Reverse Split, our Common Stock will have a new committee on uniform securities identification procedures (“CUSIP”) number, a number used to identify our Common Stock.

The increase in the number of shares of authorized but unissued and unreserved Common Stock will have an “anti-takeover effect” by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of our Charter. The increased number of available authorized but unissued shares of Common Stock as a result of the Reverse Split would give the Company’s management more flexibility to resist or impede a third-party takeover bid that provides an above-market premium that is favored by a majority of the independent shareholders. Any such anti-takeover effect of a reverse stock split would be in addition to existing anti-takeover provisions of our Charter and amended and restated bylaws, as amended (“Bylaws”). Our Board is not presently aware of any attempt, or contemplated attempt, to acquire control of the Company and the Reverse Split is not part of any plan by our Board to recommend or implement a series of anti-takeover measures.

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposed amendment, except to the extent of their ownership in shares of our Common Stock and securities convertible or exercisable for Common Stock.

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Certain Risks and Potential Disadvantages Associated with the Reverse Split

The effect of the Reverse Split upon the market prices for our Common Stock cannot be accurately predicted, and the history of similar reverse stock split combinations for companies in like circumstances is varied. If the Reverse Split is implemented, the post-split market price of our Common Stock may be less than the pre-Reverse Split price multiplied by the reverse stock split ratio.

In addition, a reduction in number of shares of our Common Stock outstanding may impair the liquidity for our Common Stock, which may reduce the value of our Common Stock. Also, some shareholders may consequently own less than one hundred shares of our Common Stock. A purchase or sale of less than one hundred shares may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own less than one hundred shares following the Reverse Split may be required to pay modestly higher transaction costs should they then determine to sell their shares.

In addition, although we believe the Reverse Split may enhance the desirability of our Common Stock to certain potential investors, we cannot assure shareholders that, if implemented, our Common Stock will be more attractive to institutional and other long term investors or that the liquidity of our Common Stock will increase since there would be a reduced number of shares outstanding after the Reverse Split.

Even if our shareholders approve the Reverse Split Authorization and the Reverse Split is effected, there can be no assurance that our Common Stock will not be delisted prior to the date that we are able to effect the Reverse Split or that we will subsequently meet and continue to meet the listing requirements of Nasdaq or any other national exchange.

Although the Reverse Split will not, by itself, have any immediate dilutive effect on our shareholders, the proportion of shares owned by shareholders relative to the number of shares authorized for issuance will decrease because the number of shares of Common Stock authorized for issuance under our Charter would remain unchanged. As a result, additional authorized shares of Common Stock would become available for issuance at such times, and for such purposes, as the Board may deem advisable without further action by shareholders, except as required by applicable law or stock exchange rules. To the extent that additional authorized shares of our Common Stock are issued in the future, such shares would be dilutive to existing shareholders of the Company by decreasing such shareholders’ percentage of equity ownership in the Company.

Procedure for Effecting the Reverse Split and Exchange of Stock Certificates

If our shareholders approve the Reverse Split Authorization, and if our Board still believes that a reverse stock split is in the best interests of the Company and our shareholders, our Board will determine the ratio of the Reverse Split to be implemented and we will file the Articles of Amendment to our Charter with the Utah Division of Corporations. The Reverse Split, if implemented, is expected to become effective at 5:00 p.m. Eastern Time on the effective date specified in the Articles of Amendment. As soon as practicable after the effective date of the Reverse Split, shareholders will be notified that the Reverse Split has been effected.

Beneficial Owners of Common Stock. Upon the implementation of the Reverse Split, we intend to treat shares held by shareholders in street name (i.e., through a bank, broker, custodian or other nominee), in the same manner as registered shareholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Split for their beneficial holders holding our Common Stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered shareholders for processing the Reverse Split. If a stockholder holds shares of our Common Stock with a bank, broker, custodian or other nominee and has any questions in this regard, shareholders are encouraged to contact their bank, broker, custodian or other nominee.

Registered Holders of Common Stock. Certain of our registered holders of Common Stock hold some or all of their shares electronically in book-entry form with our transfer agent, Equiniti Trust Company. These shareholders do not hold physical stock certificates evidencing their ownership of our Common Stock. However, they are provided with a statement reflecting the number of shares of our Common Stock registered in their accounts. If a stockholder holds registered shares in book-entry form with our transfer agent, no action needs to be taken to receive post-Reverse Split shares. If a stockholder is entitled to post-Reverse Split shares, a transaction statement will automatically be sent to the stockholder’s address of record indicating the number of shares of our Common Stock held following the reverse stock split.

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Holders of Certificated Shares of Common Stock. As soon as practicable after filing the Articles of Amendment to our Charter effecting the Reverse Split with the Utah Division of Corporations, we will notify our shareholders that the Reverse Split has been implemented and shareholders will receive instructions for the exchange of their Common Stock certificates for new certificates representing the appropriate number of shares of Common Stock after the Reverse Split. However, if permitted, the Company may elect to effect the exchange in the ordinary course of trading as certificates are returned for transfer. In either event, each current certificate representing shares of Common Stock will, until so exchanged, be deemed for all corporate purposes after the filing date of the Articles of Amendment to evidence ownership of our Common Stock in the proportionately reduced number. SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL REQUESTED TO DO SO. You should submit them only after you receive instructions from us.

Fractional Shares

Our shareholders will not receive fractional post-Reverse Split shares in connection with the Reverse Split. Instead, any fractional shares that would otherwise be issuable as a result of the Reverse Split will be rounded up to the nearest whole share. No shareholders will receive cash in lieu of fractional shares.

No Appraisal Rights

No action is proposed herein for which the laws of the State of Utah, or our Charter or Bylaws, provide a right to our shareholders to dissent and obtain appraisal of, or payment for, such shareholders’ capital stock.

Accounting Consequences

The par value of our Common Stock will remain unchanged at $0.001 per share after the Reverse Split. As a result, on the effective date of the Reverse Split, the stated capital on the Company’s balance sheet attributable to our Common Stock will be reduced proportionately from its present amount, and the additional paid in capital account will be credited with the amount by which the stated capital is reduced. The per share Common Stock net income or loss and net book value will be increased because there will be fewer shares of Common Stock outstanding. Per share amounts for prior periods will be restated to reflect the Reverse Split. The Company does not anticipate that any other accounting consequences would arise as a result of the Reverse Split.

Federal Income Tax Consequences

The following discussion is a summary of certain U.S. federal income tax consequences of a reverse stock split to the Company and to shareholders that hold shares of our Common Stock as capital assets for U.S. federal income tax purposes. This discussion is based upon current U.S. tax law, which is subject to change, possibly with retroactive effect, and differing interpretations. Any such change may cause the U.S. federal income tax consequences of a reverse stock split to vary substantially from the consequences summarized below.

This summary does not address all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances or to shareholders who may be subject to special tax treatment under the Code, including, without limitation, dealers in securities, commodities or foreign currency, persons who are treated as non-U.S. persons for U.S. federal income tax purposes, certain former citizens or long-term residents of the United States, insurance companies, tax-exempt organizations, banks, financial institutions, small business investment companies, regulated investment companies, real estate investment trusts, retirement plans, persons whose functional currency is not the U.S. dollar, traders that mark-to-market their securities, persons subject to the alternative minimum tax or Medicare contribution tax on net investment income, persons who do not hold their shares of our Common Stock as capital assets within the meaning of Section 1221 of the Code, persons who hold their shares of our Common Stock as part of a hedge, straddle, conversion or other risk reduction transaction, persons who hold their shares of our Common Stock as “qualified small business stock” under Section 1045 and/or 1202 of the Code, or who acquired their shares of our Common Stock pursuant to the exercise of compensatory stock options, the vesting of previously restricted shares of stock or otherwise as compensation.

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The state and local tax consequences of a reverse stock split may vary as to each stockholder, depending on the jurisdiction in which such stockholder resides, and any state or local tax considerations are beyond the scope of this discussion. This discussion should not be considered as tax or investment advice, and the tax consequences of a reverse stock split may not be the same for all shareholders. Shareholders should consult their own tax advisors to understand their individual federal, state, local and foreign tax consequences.

Tax Consequences to the Company. We believe that the Reverse Split will constitute a reorganization under Section 368(a)(1)(E) of the Code. Accordingly, we should not recognize taxable income, gain or loss in connection with the Reverse Split. In addition, we do not expect the Reverse Split to affect our ability to utilize our net operating loss carryforwards.

Tax Consequences to Shareholders. Shareholders should not recognize any gain or loss for U.S. federal income tax purposes as a result of the Reverse Split, except shareholders whose fractional shares resulting from the Reverse Split are rounded up to the nearest whole share may recognize gain for United States federal income tax purposes equal to the value of the additional fractional share. A stockholder’s tax basis in the shares received as a result of the Reverse Split will be equal, in the aggregate, to his or her basis in the shares exchanged, increased by the income or gain attributable to the rounding up of fractional shares, as described herein. New shares attributable to the rounding up of fractional shares to the nearest whole number of shares will be treated for tax purposes as if the fractional shares constitute a disproportionate dividend distribution. Such shareholders generally should recognize ordinary income to the extent of earnings and profits of the Company allocated to the portion of each whole share attributable to the rounding up process, and the remainder of the gain, if any, shall be treated as received from the exchange of property. The stockholder’s holding period for the shares will include the period during which he or she held the pre-split shares surrendered in the Reverse Split. The portion of the shares received by a stockholder that are attributable to rounding up for fractional shares will have a holding period commencing on the effective date of the Reverse Split.

Individual tax circumstances can vary, and shareholders should consult their own tax advisors regarding the tax effects to them, based on their particular circumstances, in particular shareholders whose fractional shares resulting from the Reverse Split are rounded up to the nearest whole share and with respect to allocating tax basis and holding period among their post-Reverse Split shares.

Vote Required

The affirmative (“FOR”) vote of the holders of shares of Common Stock representing a majority of the votes cast on the matter is required for Proposal No. 1, the Reverse Split Authorization. Broker non-votes (if any) and abstentions will not be counted as votes cast on the matter and will have no effect on the outcome of this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE FOR APPROVAL OF THE REVERSE STOCK SPLIT AUTHORIZATION

PURSUANT TO THIS PROPOSAL 1

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STOCK OWNERSHIP

The following table sets forth certain information with respect to the holdings of (1) each person who is the beneficial owner of more than 5% of our Common Stock, (2) each of our directors, (3) each named executive officer, and (4) all of our current directors and executive officers as a group.

Beneficial ownership of the common stock is determined in accordance with the rules of the Securities and Exchange Commission and includes any shares of common stock over which a person exercises sole or shared voting or investment power, or of which a person has a right to acquire ownership at any time within 60 days of October 31, 2025. Applicable percentage ownership in the following table is based on 60,892,582 shares of common stock plus, for each individual, any securities that individual has the right to acquire within 60 days of October 31, 2025.

The information in the table below is based on information known to us or ascertained by us from public filings made by the shareholders. Except as otherwise indicated in the table below, addresses of the director, executive officers and named beneficial owners are in care of Co-Diagnostics, Inc., 2401 S. Foothill Drive, Suite D, Salt Lake City, Utah 84109.

	Number of Shares Beneficially Owned	Percentage of Class
5% Shareholders
None	-	-
Named Executive Officers and Directors
Dwight Egan (1)	848,174	1.4%
Brian Brown	599,291	1.0%
Richard Abbott	656,991	1.1%
Edward Murphy (2)	331,666	*
Eugene Durenard	269,166	*
James Nelson (3)	319,166	*
Richard Serbin (4)	292,111	*
All Directors and Executive Officers as a Group (7 persons)	3,316,565	5.4%

*Represents beneficial ownership of less than 1%.

(1)	Includes exercisable options to acquire 100,000 shares of common stock.
(2)	Includes exercisable options to acquire 50,000 shares of common stock.
(3)	Includes exercisable options to acquire 50,000 shares of common stock.
(4)	Includes exercisable options to acquire 20,445 shares of common stock.

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Transactions with Related Persons

The Company employs two employees who are related to current or former executive officers. Seth Egan, the Company’s Chief Commercialization Officer, and Winston Egan, the Company’s Director of Customer Experience, are each sons of Dwight Egan, the Company’s President and Chief Executive Officer and Chairman of the Board. During the year ended December 31, 2024, total compensation paid to Seth Egan, including salaries, bonuses, and the grant date fair value of equity awards which vest over three years, was $0.4 million, and total compensation paid to Winston Egan, including consulting fees, salaries, and bonuses, was $0.1 million.

Prior to the acquisition of Advanced Conceptions by the Company in December 2021, the Company’s President, Richard Abbott was serving as President of Advanced Conception. At the time of the acquisition, Mr. Abbott was an indirect shareholder of Advanced Conceptions, Inc. through his fifty percent (50%) ownership interest in Whiteknob LLC. Whiteknob LLC owned 71.61% of Advanced Conceptions at the time of the acquisition. The terms of the acquisition agreement between the Company and Advanced Conceptions include the opportunity for Whiteknob LLC to earn an additional 507,386 common shares and an additional 166,503 common stock purchase warrants of Co-Diagnostics upon the achievement of certain milestones. Should those milestone events be achieved Mr. Abbott would have a fifty percent (50%) interest in the common shares and common stock purchase warrants.

Policy for Review of Related Party Transactions

The review of transactions with related persons policy is set forth in our Corporate Governance Committee Charter. The Corporate Governance Committee is to oversee the administration of any related party transactions policy in effect with respect to transactions in which the Company is a participant and involving directors, nominees for director, executive officers of the Company or holders of more than 5% of the Company’s common stock or immediate family members of any such person.

Interest of Certain Persons in Matters to be Acted Upon

None of our directors, nominees for director, executive officers, any person who has served as a director or executive officer since the beginning of the last fiscal year, or their associates have any interest, direct or indirect, by security holdings or otherwise, in any of the matters to be acted upon at the Special Meeting as described in this Proxy Statement.

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STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Shareholders and other interested parties may make their concerns known confidentially to the Board of Directors or the independent directors by sending an email to the Company’s Secretary. Each communication should specify the applicable addressee or addressees to be contacted as well as the general topic of the communication. We will initially receive and process communications before forwarding them to the addressee. We generally will not forward to the directors a communication that we determine is primarily commercial in nature or related to an improper or irrelevant topic, or that requests general information about the Company.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

Under rules adopted by the SEC, we are permitted to deliver a single copy of the notice of Internet availability of the proxy materials or proxy materials to any household at which two or more shareholders reside if we believe the shareholders are members of the same family, unless we have received contrary instructions from one or more of the security holders. This process, called “householding,” allows us to reduce the number of copies of these materials we must print and mail. Even if householding is used, each stockholder will continue to be entitled to submit a separate proxy or voting instructions.

Certain banks, brokers, broker-dealers and other similar organizations acting as nominee record holders may be participating in the practice of “householding” proxy materials. If you are a beneficial owner of our shares and would prefer to receive separate copies of a proxy statement or annual report for other shareholders in your household, either now or in the future, please contact your bank, broker, broker-dealer or other similar organization serving as your nominee. Beneficial owners of our shares sharing an address who are receiving multiple copies of the proxy materials and who wish to receive a single copy of these materials in the future will need to contact their bank, broker, broker-dealer or other similar organization serving as their nominee to request that only a single copy of each document be mailed to all shareholders at the shared address in the future.

If you are eligible for householding, but you and other shareholders of record with whom you share an address currently receive multiple copies of our annual report and/or proxy statement, or if you hold stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact Broadridge Financial Solutions, Inc., Householding Department, in writing at 51 Mercedes Way, Edgewood, New York 11717; or by telephone: (866) 540-7095. If you participate in householding and wish to receive a separate copy of this proxy statement, or if you do not wish to participate in householding and prefer to receive separate copies of our annual report and/or proxy statement in the future, please contact Broadridge Financial Solutions, Inc., Householding Department as indicated above.

13

STOCKHOLDER PROPOSALS FOR

OUR 2026 ANNUAL MEETING

Shareholders interested in submitting a proposal for inclusion in our proxy statement for next year’s Special Meeting must do so in compliance with our Bylaws and applicable SEC rules and regulations. Under Rule 14a-8 adopted by the SEC, to be considered for inclusion in our proxy materials for our 2026 Special Meeting, a stockholder proposal, including nominations for directors, must be received in writing by our Corporate Secretary no later than 5:00 p.m. MST on December 15, 2025. If the date of our 2026 Special Meeting is moved more than 30 days before or after the anniversary date of this year’s meeting, the deadline for inclusion of proposals in our proxy statement will instead be a reasonable time before we begin to print and mail our proxy materials next year. Any such proposals will also need to comply with the various provisions of Rule 14a-8, which governs the basis on which such stockholder proposals can be included or excluded from Company-sponsored proxy materials.

If a stockholder desires to submit a proposal, including nominations for directors, for consideration at the 2026 Special Meeting, but not have the proposal included with our proxy solicitation materials relating to the 2026 Special Meeting, the stockholder must comply with the procedures set forth in our governing documents. Our Bylaws require that for business to be properly brought before a Special Meeting by a stockholder, such stockholder must have given timely notice thereof, along with other specified material, in proper written form to the Company. To be timely, a stockholder’s notice pertaining to a Special Meeting shall be delivered to the Corporate Secretary at the principal executive offices of the Company not less than seventy-five (75) or more than one-hundred and twenty-five (125) days prior to the first anniversary of the date of the preceding year’s Special Meeting; provided, however, that in the event that the date of the Special Meeting is more than thirty (30) days before or more than sixty (60) days after the previous year’s Special Meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the later of the 75th day prior to the scheduled date of such Special Meeting or the 15th day following the day on which public announcement of the date of such meeting is first made by the Company.

Any stockholder who wishes to make such a proposal should obtain a copy of the Bylaws, which contain these and other requirements with respect to stockholder proposals and director nominations, including certain information that must be included concerning the stockholder and each proposal and nominee. Our Bylaws were filed with the SEC as an exhibit to our Special Report on Form 10-K, filed on March 27, 2025. You may also obtain a copy by writing to our Corporate Secretary, at Co-Diagnostics, Inc., 2401 S. Foothill Drive, Suite D, Salt Lake City, Utah 84109.

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AVAILABILITY OF ADDITIONAL INFORMATION

We file annual, quarterly and current reports, proxy statements, and other information with the SEC. The SEC maintains a website at http://www.sec.gov that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC.

We also make available on or through our website free of charge our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and all amendments to such reports filed pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after filing.

OTHER MATTERS

Management does not know of any other matters which are likely to be brought before the meeting. However, in the event that any other matters properly come before the meeting, the persons named in the enclosed proxy will vote said proxy in accordance with their judgment in said matters.

YOUR VOTE IS IMPORTANT! WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT TODAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Dwight H. Egan
Chairman of the Board and Chief Executive Officer

Salt Lake City, Utah
November 11, 2025

15

Attachment A

Articles of Amendment

ARTICLES OF AMENDMENT

TO THE ARTICLES OF INCORPORATION OF

CO-DIAGNOSTICS, INC.

Entity Number: 8650065-0142

Pursuant to the provisions of Section 16-10a-1006 of the Utah Revised Business Corporation Act, the undersigned corporation hereby adopts the following Articles of Amendment to its Articles of Incorporation:

1. Name of Corporation

The name of the corporation is Co-Diagnostics, Inc.

2. Date of Adoption

The date the following amendment was adopted is: [___________, 2025]

3. Amendment

The text of the amendment to the Articles of Incorporation is as follows:

Following the final paragraph of ARTICLE III – CAPITAL STOCK, the following paragraph shall be inserted:

“Upon the filing of these Articles of Amendment with the Utah Division of Corporations and Commercial Code (the “Division”), and without any further action by the shareholders of the Corporation, each [●] shares of the Corporation’s issued and outstanding Common Stock, par value $0.001 per share (“Common Stock”), shall automatically be combined and reclassified into one (1) share of fully paid and nonassessable Common Stock (the “Reverse Stock Split”).

No fractional shares shall be issued in connection with the Reverse Stock Split. In lieu of any fractional shares, each holder otherwise entitled to a fractional share shall receive one (1) whole share of Common Stock, such that all affected holders shall hold only whole shares after the Reverse Stock Split.

Each certificate or book-entry position representing shares of Common Stock immediately prior to the effectiveness of this amendment shall thereafter represent the number of whole shares of Common Stock to which the holder thereof is entitled after giving effect to the Reverse Stock Split.

The number of authorized shares of Common Stock and Preferred Stock, and the par value of such shares, shall not be affected by this amendment.”

4. Approval

The foregoing amendment was duly adopted in accordance with the provisions of Section 16-10a-1003 of the Utah Revised Business Corporation Act and the Bylaws of the Corporation by the shareholders of the Corporation on [___________, 2025], with the number of votes cast in favor of the amendment being sufficient for approval.

5. Delayed Effective Date (if applicable)

If not effective upon filing, the effective date of this Amendment shall be: [___________] (MM/DD/YYYY – not to exceed 90 days from filing).

6. Execution

Under penalties of perjury, the undersigned declares that these Articles of Amendment have been examined and are, to the best of his or her knowledge and belief, true, correct, and complete.

Executed as of [___________, 2025].

CO-DIAGNOSTICS, INC.
a Utah corporation

By:
Dwight H. Egan
President and Chief Executive Officer

State of Utah

Department of Commerce

Division of Corporations & Commercial Code

Articles of Amendment to Articles of Incorporation (Profit)

CO-DIAGNOSTICS, INC.
2401 SOUTH FOOTHILL DR., SUITE D
SALT LAKE CITY, UTAH 84109
UNITED STATES

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on December 4, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE IN PERSON
You may attend the meeting in person and vote during the meeting.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on December 4, 2025. Have your proxy card in hand when you call and then follow the instructions.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V81149-S25467

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CO-DIAGNOSTICS, INC.

The Board of Directors recommends you vote FOR the following proposal:

NOTE: To transact such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

V81150-S25467

CO-DIAGNOSTICS, INC.
Special Meeting of Shareholders
December 5, 2025, 9:00 AM (Mountain Time)
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Dwight H. Egan, CEO and Chairman of the Board, and Brian Brown, CFO, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of CO-DIAGNOSTICS, INC. that the shareholder(s) is/are entitled to vote at the Special Meeting of Shareholders to be held at 9:00 AM, (Mountain Time) on December 5, 2025, at Co-Diagnostics, Inc.'s offices located 2401 S. Foothill Dr, Ste. D, SLC, Utah 84109, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side